UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 22, 2015

Steel Partners Holdings L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35493	13-3727655
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 32nd Floor,
 New York, New York 10022
(Addresses of Principal Executive Offices, including Zip Code)
(212) 520-2300
(Registrant’s Telephone Number, Including Area Code)

 Not applicable
(Former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

On January 22, 2015, Handy & Harman Group Ltd. (“HNH Group”), a Delaware corporation and a wholly-owned subsidiary of Handy & Harman Ltd. (“HNH”), a Delaware corporation and a controlled subsidiary of Steel Partners Holdings L.P., a Delaware limited partnership (the “Company”), and Bairnco, LLC, a Delaware limited liability company and a wholly-owned subsidiary of HNH Group (as successor in interest to Bairnco Corporation, a Delaware corporation, “Bairnco”), completed the sale (the “Sale”) to Rogers Corporation, a Massachusetts corporation (“Rogers”), of the issued and outstanding equity interests of Arlon, LLC, a Delaware limited liability company and an indirect, wholly-owned subsidiary of Bairnco (“Arlon”), and its subsidiaries (other than Arlon India (Pvt) Limited). The aggregate purchase price for the Sale was $157 million in cash, which is subject to a working capital adjustment and certain potential reductions as provided in a Stock Purchase Agreement, dated December 18, 2014, by and among HNH Group, Bairnco and Rogers (the “Purchase Agreement”). The net proceeds from the Sale were used to repay outstanding borrowings under HNH Group’s senior credit facility.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K, as amended by the full text of Amendment No. 1 to Stock Purchase Agreement, dated January 22, 2015, by and among HNH Group, Bairnco and Rogers, a copy of which is filed as Exhibit 2.2 to this Current Report on Form 8-K, and the information contained therein is incorporated herein by reference.

A copy of the Company’s Unaudited Pro Forma Condensed Consolidated Financial Information, giving effect to the Sale, is filed as Exhibit 99.1 to this Current Report on Form 8-K and the information contained therein is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(b) Pro forma financial information:

The Company’s Unaudited Pro Forma Condensed Consolidated Financial Information, giving effect to the Sale, is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and the information contained therein is incorporated herein by reference.

(d) Exhibits:

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated December 18, 2014, by and among Handy & Harman Group Ltd., Bairnco Corporation and Rogers Corporation (filed herewith)

2.2	Amendment No. 1 to Stock Purchase Agreement, dated January 22, 2015, by and among Handy & Harman Group Ltd., Bairnco, LLC and Rogers Corporation (filed herewith)

99.1	Steel Partners Holdings L.P. Unaudited Pro Forma Condensed Consolidated Financial Information (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2015	Steel Partners Holdings L.P.

	By:	Steel Partners Holdings GP Inc. Its General Partner

	By:	/s/ James F McCabe, Jr.
	Name:	James F. McCabe, Jr.
	Title:	Chief Financial Officer

Steel Partners Holdings L.P.
CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

2.1	Stock Purchase Agreement, dated December 18, 2014, by and among Handy & Harman Group Ltd., Bairnco Corporation and Rogers Corporation	Filed herewith

2.2	Amendment No. 1 to Stock Purchase Agreement, dated January 22, 2015, by and among Handy & Harman Group Ltd., Bairnco, LLC and Rogers Corporation	Filed herewith

99.1	Steel Partners Holdings L.P. Unaudited Pro Forma Condensed Consolidated Financial Information	Filed herewith